UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices)(Zip code)

Robert W. Silva

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Crawford Dividend Growth Fund

Annual Report

December 31, 2012

Fund Advisor:

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW,

Suite 1650

Atlanta, Georgia 30339

For a prospectus and more information, including charges and expenses call 1-800-431-1716. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, Inc., Member FINRA, 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

MANAGEMENT DISCUSSION & ANALYSIS

2012 was a year of strong absolute gains for the Crawford Dividend Growth Fund (the “Fund). For the twelve months ended December 31, 2012, the Crawford Dividend Growth Fund Class C shares returned 10.09% net of fees, and the Class I shares returned 11.25% net of fees. The Class R shares were launched on February 14, 2012 and from that point until the end of the year they earned a return of 4.97%. For the full year 2012, the Russell 1000® Value Index returned 17.51% and the S&P 500® Index returned 16.00%. 2012 was no different, as low quality stocks led the market higher which caused the Fund’s high quality portfolio to lag behind. Both the Russell 1000® Value Index and the S&P 500® Index had return patterns with almost perfectly negative correlation to quality stocks. In 2012, the Fund continued to maintain its focus on quality, dividend paying stocks, although the market was not rewarding those types of companies as much as others.

Some interesting patterns emerged throughout the year when results are viewed on a quarterly basis. In the first quarter, the market experienced a rally led by low quality stocks. In this quarter, there was a perfectly negative correlation between quality and returns with C rated stocks being the best performers in the S&P 500 Index and A and A+ rated stocks being the worst performers. When looking at the performance on a sector basis, the Fund’s stock selection within Financials hurt its performance. Specifically, Diversified Financial Services stocks such as JP Morgan, Bank of America and Citigroup all earned over 40% in the quarter. Most of these types of stocks are not eligible for purchase by the Fund, as it requires companies to have a history of 10 years of consistent dividends to be considered for purchase.

The second quarter of 2012 saw the broad markets pull back and the Fund outperformed both the Russell 1000® Value Index and the S&P 500® Index. We saw the opposite of the first quarter, as high quality stocks outperformed low quality stocks and the Fund was able to take advantage of that due to its large positions in the higher quality groupings. Within the individual sectors, Financials provided the Fund its largest area of outperformance as the Fund did not have exposure to large banks which performed poorly in the quarter.

The trend reversed course again in the third quarter as the low quality led rally returned. The Fund trailed both benchmarks in the quarter, and stock selection within the Financial sector was the largest determinant of the Fund’s underperformance. The year closed on a similar note with low quality stocks once again performing well and Diversified Financial Services stocks again posting impressive gains. However; the Fund was able to mostly keep pace with the two benchmarks and only trail them slightly in the quarter. As had been seen in both the first and third quarters, low quality rated stocks outperformed high quality rated stocks. The Fund’s stock selection in the Energy sector was strong and provided a boost to results.

While there certainly was some back and forth throughout the year, the overall theme was a strong stock market led by a low quality rally driven by Diversified Financial Services stocks of companies that are mostly not eligible to be purchased by the Fund. That being said, the managers of the Fund are quite pleased to be able to report double digit return numbers for 2012.

With a solid 2012 behind us, the Fund is now focused on what is to come in 2013. There are a lot of positive factors pointing to another good year in 2013, but there are a lot of opinions that things may not be as good as they seem. The managers of the Crawford Dividend Growth Fund are focused on the facts as they currently exist, and the facts point to the US economy being on a path of gradual improvement. No doubt, there are still considerable challenges facing the economy, but our belief is the economy can work through these issues and continue to advance for a number of years. With this outlook and the expectation that inflation will continue to be contained, the Fund continues to hold high quality, dividend paying stocks with growth potential. These could be areas of focus for the market throughout the year as investors look to shift assets out of more volatile issues that have recently performed well in the low quality stock market rally or out of bonds whose yields may not be as attractive as what can be earned by owning high quality stocks.

Thank you for your investment in the Crawford Dividend Growth Fund.

The views expressed are those of the investment adviser as of December 31, 2012 and are not intended as a forecast or as investment recommendations.

INVESTMENT RESULTS – (Unaudited)

Total Returns

(for the periods ended December 31, 2012)

		Average Annual Returns
	One Year	Five Year	Since Inception (January 27, 2004)
Crawford Dividend Growth Fund, Class C*	10.09%	0.20%	2.24%
Crawford Dividend Growth Fund, Class C (CDSC Adjusted)*	10.09%	0.20%	2.24%
S&P 500® Index**	16.00%	1.66%	4.52%
Russell 1000® Value Index**	17.51%	0.59%	4.73%

Total annual operating expenses as disclosed in the Fund’s prospectus were 2.10% of average daily net assets (1.98% after fee waiver/expense reimbursements by the Advisor). The Advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; fees fees paid pursuant to the Administrative Services; 12b-1 fees; indirect expenses, such as expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses) do not exceed 0.98% of the Fund’s average daily net assets through April 30, 2014. This expense cap may not be terminated prior to this date except by the Board of Trustees.

*	In compliance with SEC guidelines, these returns are presented above with and without a deduction of maximum sales charges and other non-recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% if redeemed less than one year after purchase and an annual 12b-1 fee of 1.00%.

**

The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the S&P 500® Index or the Russell 1000® Value Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of a $10,000 Investment in the Crawford Dividend Growth Fund, Class C,

the S&P 500® Index, and the Russell 1000® Value Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on January 27, 2004 (commencement of Fund operations for Class C shares) and held through December 31, 2012. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

INVESTMENT RESULTS – (Unaudited) (continued)

Total Returns

(for the periods ended December 31, 2012)

		Average Annual Returns
	One Year	Five Year	Since Inception (January 5, 2004)
Crawford Dividend Growth Fund, Class I	11.25%	1.16%	3.46%
S&P 500® Index*	16.00%	1.66%	4.98%
Russell 1000® Value Index*	17.51%	0.59%	5.15%

Total annual operating expenses as disclosed in the Fund’s prospectus were 1.07% of average daily net assets (0.98% after fee waiver/expense reimbursements by the Advisor). The Advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; fees paid pursuant to the Administrative Services Plan; 12b-1 fees; indirect expenses, such as expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses) do not exceed 0.98% of the Fund’s average daily net assets through April 30, 2014. This expense cap may not be terminated prior to this date except by the Board of Trustees.

*

The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the S&P 500® Index or the Russell 1000® Value Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of a $10,000 Investment in the Crawford Dividend Growth Fund, Class I,

the S&P 500® Index, and the Russell 1000® Value Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on January 5, 2004 (commencement of Fund operations for Class I shares) and held through December 31, 2012. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

INVESTMENT RESULTS – (Unaudited) (continued)

Total Returns

(for the period ended December 31, 2012)

Since Inception (February 14, 2012)
Crawford Dividend Growth Fund, Class R	4.97%
S&P 500® Index*	8.44%
Russell 1000® Value Index*	10.51%

Total annual operating expenses as disclosed in the Fund’s prospectus, were 1.32% of average daily net assets (1.23% after fee waiver/expense reimbursements by the Advisor). The Advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; fees paid pursuant to the Administrative Services Plan; 12b-1 fees; indirect expenses, such as expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses) do not exceed 0.98% of the Fund’s average daily net assets through April 30, 2014. This expense cap may not be terminated prior to this date except by the Board of Trustees.

*

The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the S&P 500® Index or the Russell 1000® Value Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of a $10,000 Investment in the Crawford Dividend Growth Fund, Class R,

the S&P 500® Index, and the Russell 1000® Value Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on February 14, 2012 (commencement of Fund operations for Class R shares) and held through December 31, 2012. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets
[2]	Common Stock.

The investment objective of the Crawford Dividend Growth Fund (the “Fund”) is total return. Total return is comprised of both capital appreciation and income.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies that pay regular dividends. This investment policy may not be changed without at least 60 days prior written notice to shareholders.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (loads) for Class C shares of the Fund; short-term redemption fees; and exchange fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (for Class C shares of the Fund) and other Fund expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the contingent deferred sales charge (load) imposed on redemptions of Class C shares made less than one year after purchase. The second line of each table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the contingent deferred sales charge (load) imposed by the Fund would increase your expenses.

Crawford Dividend Growth Fund – Class C	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period* (July 1, 2012 – December 31, 2012)
Actual	$1,000.00	$1,042.80	$10.27
Hypothetical **	$1,000.00	$1,015.08	$10.13

*	Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

Crawford Dividend Growth Fund – Class I	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period* (July 1, 2012 – December 31, 2012)
Actual	$1,000.00	$1,047.80	$5.16
Hypothetical **	$1,000.00	$1,020.10	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

Crawford Dividend Growth Fund – Class R	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period* (July 1, 2012 – December 31, 2012)
Actual	$1,000.00	$1,047.40	$6.27
Hypothetical **	$1,000.00	$1,019.01	$6.19

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

CRAWFORD DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

COMMON STOCKS – 100.38%	Shares	Fair Value

Consumer Discretionary – 13.09%
Darden Restaurants, Inc.	45,640	$2,056,995
Genuine Parts Co.	34,840	2,215,127
MDC Holdings, Inc.	45,000	1,654,200
Omnicom Group, Inc.	48,500	2,423,060
Target Corp.	40,740	2,410,586

		10,759,968

Consumer Staples – 5.86%
Procter & Gamble Co. / The	37,480	2,544,517
Walgreen Co.	61,500	2,276,115

		4,820,632

Energy – 14.00%
Chevron Corp.	21,670	2,343,394
Energen Corp.	49,020	2,210,312
Ensco PLC – Class A	37,460	2,220,629
Exxon Mobil Corp.	27,540	2,383,587
Helmerich & Payne, Inc.	41,990	2,351,860

		11,509,782

Financials – 17.78%
ACE Ltd.	32,190	2,568,762
American Express Co.	43,670	2,510,152
BlackRock, Inc.	11,790	2,437,111
PartnerRe Ltd.	29,850	2,402,626
T. Rowe Price Group, Inc.	36,750	2,393,527
Willis Group Holdings PLC	68,800	2,306,864

		14,619,042

Healthcare – 14.52%
Baxter International, Inc.	37,540	2,502,416
Eli Lilly & Co.	49,090	2,421,119
Johnson & Johnson	33,580	2,353,958
Merck & Co., Inc.	55,090	2,255,385
Stryker Corp.	43,900	2,406,598

		11,939,476

Industrials – 11.53%
General Dynamics Corp.	33,850	2,344,789
Norfolk Southern Corp.	36,800	2,275,712
United Parcel Service, Inc. – Class B	33,550	2,473,642
W.W. Grainger, Inc.	11,790	2,385,942

		9,480,085

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2012

COMMON STOCKS – 100.38% – continued	Shares	Fair Value

Information Technology – 11.81%
Linear Technology Corp.	73,210	$2,511,103
Microsoft Corp.	86,870	2,322,035
Paychex, Inc.	72,070	2,244,260
Texas Instruments, Inc.	85,100	2,632,994

		9,710,392

Materials – 8.72%
Air Products & Chemicals, Inc.	29,800	2,503,796
Albemarle Corp.	37,970	2,358,696
Greif, Inc. – Class A	51,900	2,309,550

		7,172,042

Telecommunication Services – 3.07%
AT&T, Inc.	74,820	2,522,182

TOTAL COMMON STOCKS (Cost $74,078,326)		82,533,601

Money Market Securities – 0.29%
Federated Prime Obligations Fund, 0.11% (a)	233,558	233,558

TOTAL MONEY MARKET SECURITIES (Cost $233,558)		233,558

TOTAL INVESTMENTS (Cost $74,311,884) – 100.67%		$82,767,159

Liabilities in excess of other assets – (0.67)%		(547,618)

TOTAL NET ASSETS – 100.00%		$82,219,541

(a)	Rate disclosed is the seven day yield as of December 31, 2012.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

Assets
Investments in securities, at fair value (cost $74,311,884)	$82,767,159
Receivable for fund shares sold	24,825
Dividends receivable	140,402
Prepaid expenses	17,343

Total assets	82,949,729

Liabilities
Payable for fund shares redeemed	645,118
Payable to Advisor (a)	30,514
Payable to fund administrator, fund accountant & transfer agent (a)	15,166
Accrued 12b-1 fees, Class C (a)	5,921
Accrued administrative servicing fees, Class R (a)	2,872
Payable to custodian (a)	2,492
Payable to trustees and officer (a)	1,339
Accrued expenses	26,766

Total liabilities	730,188

Net Assets	$82,219,541

Net Assets consist of:
Paid in capital	$72,911,754
Accumulated undistributed net investment income	12,976
Accumulated net realized gain from investment transactions	839,536
Net unrealized appreciation on investments	8,455,275

Net Asset Value	$82,219,541

Class C:

Net Assets	$7,053,976

Shares outstanding (unlimited number of shares authorized)	669,121

Net asset value and offering price per share	$10.54

Class I:

Net Assets	$61,509,477

Shares outstanding (unlimited number of shares authorized)	5,806,734

Net asset value, offering and redemption price per share	$10.59

Class R:

Net Assets	$13,656,088

Shares outstanding (unlimited number of shares authorized)	1,287,251

Net asset value, offering and redemption price per share	$10.61

(a)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

Investment Income
Dividend income (Net of foreign withholding tax of $15,248)	$2,869,020

Total Income	2,869,020

Expenses
Investment advisor fees (a)	487,813
12b-1 fees, Class C (a)	67,774
Administrative servicing fees, Class R (a)	28,101
Administration expenses (a)	90,051
Transfer agent expenses (a)	64,411
Report printing expenses	51,583
Fund accounting expenses (a)	50,688
Registration expenses	37,922
Legal expenses	28,871
Auditing expenses	23,350
Custodian expenses (a)	18,647
Trustee expenses (a)	10,225
CCO expenses (a)	9,586
Insurance expenses	3,291
Miscellaneous expenses	3,020
Pricing expenses	2,365
Other expenses – overdraft fees	218

Total Expenses	977,916
Fees waived and expenses reimbursed by Advisor (a)	(13,174)
Fees recouped by Advisor (a)	79,562

Net operating expenses	1,044,304

Net Investment Income	1,824,716

Realized & Unrealized Gain
Net realized gain on investment securities	7,864,364
Change in unrealized appreciation on investment securities	615,721

Net realized and unrealized gain on investment securities	8,480,085

Net increase in net assets resulting from operations	$10,304,801

(a)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets Due To: Operations:
Net investment income	$1,824,716	$1,115,324
Net realized gain on investment securities	7,864,364	2,648,751
Change in unrealized appreciation (depreciation) on investment securities	615,721	(2,709,361)

Net increase in net assets resulting from operations	10,304,801	1,054,714

Distributions to shareholders:
From net investment income, Class C	(69,296)	(41,702)
From net investment income, Class I	(1,509,261)	(1,088,430)
From net investment income, Class R (a)	(233,183)	–
From realized gains, Class C	(505,173)	–
From realized gains, Class I	(4,550,136)	–
From realized gains, Class R (a)	(961,686)	–

Change in net assets from distributions	(7,828,735)	(1,130,132)

Capital Share Transactions – Class C
Proceeds from shares sold	1,308,706	1,899,355
Reinvestment of distributions	536,443	37,883
Amount paid for shares redeemed	(945,887)	(980,755)

Net increase in net assets resulting from Class C share transactions	899,262	956,483

Capital Share Transactions – Class I
Proceeds from shares sold	23,675,349	30,959,912
Reinvestment of distributions	4,164,507	870,506
In-kind subscriptions	–	13,671,026
Amount paid for shares redeemed	(51,131,907)	(15,470,977)

Net increase (decrease) in net assets resulting from Class I share transactions	(23,292,051)	30,030,467

Capital Share Transactions – Class R (a)
Proceeds from shares sold	13,296,584	–
Reinvestment of distributions	1,194,868	–
Amount paid for shares redeemed	(170,439)	–

Net increase in net assets resulting from Class R share transactions	14,321,013	–

Net increase (decrease) in net assets resulting from share transactions	(8,071,776)	30,986,950

Total increase (decrease) in Net Assets	(5,595,710)	30,911,532

Net Assets
Beginning of year	87,815,251	56,903,719

End of year	$82,219,541	$87,815,251

Accumulated undistributed net investment income included in net assets at end of year	$12,976	$–

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	Year ended December 31, 2012	Year ended December 31, 2011
Capital Share Transactions – C Shares
Shares sold	117,517	178,422
Shares issued in reinvestment of distributions	50,587	3,698
Shares redeemed	(84,598)	(92,950)

Net increase from Class C capital share transactions	83,506	89,170

Capital Share Transactions – I Shares
Shares sold	2,142,522	2,990,826
Shares issued in reinvestment of distributions	389,552	84,304
In-kind subscriptions	—	1,382,308
Shares redeemed	(4,544,430)	(1,484,319)

Net increase (decrease) from Class I capital share transactions	(2,012,356)	2,973,119

Capital Share Transactions – R Shares (a)
Shares sold	1,190,906	—
Shares issued in reinvestment of distributions	111,727	—
Shares redeemed	(15,382)	—

Net increase from Class R capital share transactions	1,287,251	—

(a)	For the period February 14, 2012 (commencement of operations) to December 31, 2012.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND – CLASS C

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010		Year Ended December 31, 2009	Year Ended December 31, 2008
Selected Per Share Data
Net asset value, beginning of year	$10.41	$10.61	$9.55		$8.27	$11.84

Income from investment operations:
Net investment income	0.11	0.08	0.10		0.04	0.10
Net realized and unrealized gain (loss)	0.94	(0.21)	1.13		1.33	(3.58)

Total from investment operations	1.05	(0.13)	1.23		1.37	(3.48)

Less Distributions to shareholders:
From net investment income	(0.11)	(0.07)	(0.17)		(0.09)	(0.09)
From net realized gain	(0.81)	–	–		–	–

Total distributions	(0.92)	(0.07)	(0.17)		(0.09)	(0.09)

Net asset value, end of year	$10.54	$10.41	$10.61		$9.55	$8.27

Total Return (a)	10.09%	-1.20%	12.91%		16.53%	-29.41%
Ratios and Supplemental Data
Net assets, end of year (000)	$7,054	$6,093	$5,267		$2,459	$318
Ratio of expenses to average net assets	1.98%	1.98%	1.99	%(b)	2.00%	2.00%
Ratio of expenses to average net assets before waiver or recoupment	1.91%	2.10%	2.48%		2.61%	2.77%
Ratio of net investment income to average net assets	0.99%	0.74%	0.97%		1.09%	0.82%
Ratio of net investment income to average net assets before waiver or recoupment	1.06%	0.62%	0.48%		0.48%	0.05%
Portfolio turnover rate	42.26%	31.47%	53.84%		22.56%	35.52%

(a)	Total return in the above table represents the rate that a shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. The returns stated do not include effect of the CDSC fee.
(b)	Effective July 15, 2010, Crawford Investment Counsel, Inc., advisor to the Fund, has contractually agreed to lower the Fund’s expense cap to 0.98%, excluding 12b-1 fees of 1.00%, through April 30, 2012.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND – CLASS I

FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during the period)

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010		Year Ended December 31, 2009	Year Ended December 31, 2008
Selected Per Share Data
Net asset value, beginning of year	$10.45	$10.66	$9.57		$8.26	$11.85

Income from investment operations:
Net investment income	0.23	0.18 (a)	0.20	(a)	0.12	0.21
Net realized and unrealized gain (loss)	0.94	(0.22)	1.14		1.31	(3.60)

Total from investment operations	1.17	(0.04)	1.34		1.43	(3.39)

Less Distributions to shareholders:
From net investment income	(0.22)	(0.17)	(0.25)		(0.12)	(0.20)
From net realized gain	(0.81)	–	–		–	–

Total distributions	(1.03)	(0.17)	(0.25)		(0.12)	(0.20)

Net asset value, end of year	$10.59	$10.45	$10.66		$9.57	$8.26

Total Return (b)	11.25%	-0.31%	14.01%		17.37%	-28.60%
Ratios and Supplemental Data
Net assets, end of year (000)	$61,509	$81,722	$51,636		$55,308	$23,783
Ratio of expenses to average net assets	0.98%	0.98%	0.99	%(c)	1.00%	1.00%
Ratio of expenses to average net assets before waiver or recoupment	0.91%	1.07%	1.48%		1.61%	1.57%
Ratio of net investment income to average net assets	1.95%	1.75%	2.03%		2.09%	1.82%
Ratio of net investment income to average net assets before waiver or recoupment	2.02%	1.66%	1.54%		1.48%	1.25%
Portfolio turnover rate	42.26%	31.47%	53.84%		22.56%	35.52%

(a)	Per share amounts calculated using average shares method.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Effective July 15, 2010, Crawford Investment Counsel, Inc., advisor to the Fund, has contractually agreed to lower the Fund’s expense cap to 0.98% through April 30, 2012.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND – CLASS R

FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during the period)

	For the period ended December 31, 2012(a)
Selected Per Share Data
Net asset value, beginning of period (a)	$11.07

Income from investment operations:
Net investment income	0.18
Net realized and unrealized gain (loss)	0.37

Total from investment operations	0.55

Less Distributions to shareholders:
From net investment income	(0.20)
From net realized gain	(0.81)

Total distributions	(1.01)

Net asset value, end of period	$10.61

Total Return (b)	4.97	%(c)
Ratios and Supplemental Data
Net assets, end of period (000)	$13,656
Ratio of expenses to average net assets	1.17	%(d)
Ratio of net investment income to average net assets	1.86	%(d)
Portfolio turnover rate	42.26	%(c)

(a)	For the period February 14, 2012 (commencement of operations) to December 31, 2012.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2012

NOTE 1. ORGANIZATION

Crawford Dividend Growth Fund is a diversified series of Unified Series Trust (the “Trust”), organized on December 7, 2003. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board of Trustees of the Trust (the “Board”). The investment advisor to the Fund is Crawford Investment Counsel, Inc. (the “Advisor”). The investment objective of the Fund is to provide total return. Total return is comprised of both capital appreciation and income.

The Fund currently offers three classes of shares: Class C, Class I, and Class R. Class I shares were first offered to the public on January 5, 2004; Class C shares were first offered to the public on January 27, 2004, and Class R shares commenced operations on February 14, 2012. The primary difference between the three classes is attributable to the distribution plan for the Class C shares and the administrative service fee for the Class R shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with the Generally Accepted Accounting Principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2008.

Expenses –  Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Board). Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets of that class in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Fund records security transactions on the trade date. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net investment income, net realized long-term capital gains and net realized short-term capital gains at least once per year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended December 31, 2012 there were no such reclassifications.

Contingent Deferred Sales Charges – With respect to Class C Shares, there is no initial sales charge on purchases. However, a contingent deferred sales charge (“CDSC”) of 1.00%, based on the lower of the shares’ cost or current net asset value (“NAV”), will be imposed on such purchases if the shares are redeemed less than 12 months after they are purchased. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$10,759,968	$—	$—	$10,759,968
Consumer Staples	4,820,632	—	—	4,820,632
Energy	11,509,782	—	—	11,509,782
Financials	14,619,042	—	—	14,619,042
Healthcare	11,939,476	—	—	11,939,476
Industrials	9,480,085	—	—	9,480,085
Information Technology	9,710,392	—	—	9,710,392
Materials	7,172,042	—	—	7,172,042
Telecommunication Services	2,522,182	—	—	2,522,182
Money Market Securities	233,558	—	—	233,558
Total	$82,767,159	$—	$—	$82,767,159

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

reporting period. The Fund did not hold any derivative instruments during the reporting period. During the fiscal year ended December 31, 2012, there were no transfers between levels. The amount of transfers in/out is reflected at the securities’ fair value at the reporting period end.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to the approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the Fund. The Advisor has contractually agreed to waive its fee and, to the extent necessary, reimburse Fund expenses to maintain the Fund’s total annual operating expenses, excluding any Administrative servicing fees (Class R shares only), 12b-1 fees (Class C shares only), brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest) and extraordinary litigation expenses at 0.98% of its average daily net assets of the Fund through April 30, 2014. For the fiscal year ended December 31, 2012, the Advisor earned fees of $487,813, before waiver or recoupment of fees from the Fund. For the fiscal year ended December 31, 2012, the Advisor waived fees of $13,174, before amounts recouped in the current year. At December 31, 2012, the Fund owed $30,514 to the Advisor.

Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver and any expense limitation in place at the time of repayment. For the fiscal year ended December 31, 2012, the Advisor recouped $79,562 from the Fund.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions are as follows:

Amount	Recoverable through December 31,
$ 318,079	2013
107,575	2014
13,174	2015

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended December 31, 2012, HASI earned fees of $90,051 for administrative services provided to the Fund. At December 31, 2012, the Fund owed HASI $6,822 for administrative services.

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank (“Huntington”), the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended December 31, 2012, the Custodian earned fees of $18,647 for custody services provided to the Fund. At December 31, 2012, the Fund owed the Custodian $2,492 for custody services.

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended December 31, 2012, HASI earned fees of $64,411 from the Fund for transfer agent services. At December 31, 2012, the Fund owed HASI $4,392 for transfer agent services. For the fiscal year ended December 31, 2012, HASI earned fees of $50,688 from the Fund for fund accounting services provided to the Fund. At December 31, 2012, HASI was owed $3,952 from the Fund for fund accounting services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act of the Trust. Each Trustee who is not an “interested person” of the Trust received annual compensation of $38,000 from the Trust. The Independent Chairman of the Board and the Chairman of the Audit Committee received annual compensation of $48,000 from the Trust. In addition, Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meeting.

The Trust has contracted with Huntington to provide a Chief Compliance Officer (“CCO”) to the Trust, for which it pays Huntington $158,000 annually.

For the fiscal year ended December 31, 2012, the Independent Trustees earned fees of $10,225 from the Fund for trustee fees. At December 31, 2012, the Fund owed the Trustees $196 for trustee fees. For the fiscal year ended December 31, 2012 the CCO earned fees of $9,586 from the Fund for CCO fees. At December 31, 2012, the Fund owed the CCO $1,143 for CCO fees.

The Distributor acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended December 31, 2012. A Trustee is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a distribution plan for Class C shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), under which the class is authorized to incur expenses at a maximum annual rate of 1.00% of the average daily net assets for Class C, which includes up to 0.75% for distribution services and up to 0.25% for shareholder services. The 12b-1 payments are made to the Distributor, as the disbursing agent, to pay for eligible expenses. The expenses may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of shares; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plan. The Plan is designed to promote the sale of shares of the Fund. The Plan is a compensation plan, which means that the compensation is provided regardless of 12b-1 expenses actually incurred. The Advisor received $12,994 in excess 12b-1 fees payments during the fiscal year ended December 31, 2012. Pursuant to the Plan, the Board reviews, at least

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

quarterly, a written report of the distribution expenses incurred on behalf of the Fund under the Plan. For the fiscal year ended December 31, 2012, the Class C shares incurred 12b-1 expenses of $67,774. At December 31, 2012, the Fund owed the Distributor $5,921 in 12b-1 fees.

The Fund has adopted an Administrative Services Plan with respect to the Class R shares, pursuant to which the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Class R shares to the Advisor to compensate financial intermediaries who provide administrative services to the Class R shareholders. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that provide administrative and shareholder account services to Class R shareholders. The Plan requires that the Fund, its distributor and/or the Advisor enter into a written agreement with a financial intermediary describing the administrative services to be provided to the Fund’s Class R shareholders before the Advisor can compensate the financial intermediary pursuant to the Administrative Services Plan.

For purposes of the Administrative Services Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Class R shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Class R shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as recordholder and nominee of all Class R shares beneficially owned by the intermediary’s customers; (e) providing sub-accounting with respect to Class R shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Class R shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the financial intermediary; and/or (m) furnishing (either separately or on an integrated basis with other reports sent to a customer by the intermediary) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

For the fiscal year ended December 31, 2012, the Class R shares incurred administrative servicing expenses of $28,101. At December 31, 2012, the Fund owed the $2,872 to the Advisor.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended December 31, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Amount
U.S. Government Obligations	$–
Other	40,447,387
Sales
U.S. Government Obligations	$–
Other	53,732,111

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012

NOTE 5. INVESTMENT TRANSACTIONS – continued

At December 31, 2012, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$9,500,514
Gross (Depreciation)	(1,178,673)

Net Appreciation on Investments	$8,321,841

At December 31, 2012, the aggregate cost of securities for federal income tax purposes was $74,445,318.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a) (9) of the Investment Company Act of 1940. At December 31, 2012, Charles Schwab & Co. (“Charles Schwab”), for the benefit of its customers, owned 41.54% of the Class I shares. At December 31, 2012, National Financial Services LLC (“NFS”), for the benefit of State Street Bank Trust Company, owned 100% of the Class R shares. The Trust does not know whether Charles Schwab or NFS or any underlying beneficial owners owned or controlled 25% or more of the voting securities of the Crawford Dividend Growth Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

For the fiscal year ended December 31, 2012, the Fund paid total income distributions of $0.1126 per share to Class C shareholders; $0.2232 per share to Class I shareholders; and $0.1991 per share to Class R shareholders.

On December 24, 2012, the Fund paid a short-term capital gain distribution of $0.0379 per share and a long-term capital gain distribution of $0.7708 per share to shareholders of record on December 21, 2012.

The tax character of distributions paid during the fiscal years 2012 and 2011 was as follows:

	2012			2011
Distributions paid from:	Class I	Class C	Class R	Class I	Class C

Ordinary income*	$1,722,504	$92,971	$278,253	$1,088,430	$41,702
Long-term Capital Gain	4,336,893	481,498	916,616	–	–

	$6,059,397	$574,469	$1,194,869	$1,088,430	$41,702

* Short term capital gain distributions are treated as ordinary income for tax purposes.

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS – continued

At December 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated undistributed ordinary income	$194,303
Undistributed long-term capital gains	791,642
Unrealized appreciation	8,321,841

$9,307,786

The difference between book basis and tax basis unrealized appreciation as of December 31, 2012, was attributable primarily to the tax deferral of losses on wash sales in the amount of $133,434.

NOTE 9. CAPITAL LOSS CARRYFORWARD

During the fiscal year ended December 31, 2012, the Fund utilized $835,776 in capital loss carryforwards. Therefore, the Fund does not have any unused capital loss carryforwards, which is available for offset against future taxable net capital gains.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since December 31, 2012, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

OTHER INFORMATION

OTHER TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

For the fiscal year ended December 31, 2012, the Fund paid qualified dividend income of 100%. For the taxable year ended December 31, 2012, the dividend received deduction percentage was 100%.

The Fund paid out long-term capital gains of $5,735,007 as of fiscal year ended December 31, 2012. This amount may not be agree with the long-term capital gains in the tax character of the distribution table due to utilization of earnings and profits distributed to shareholders on redemptions of shares.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED)

The Board of Trustees of the Crawford Dividend Growth (the “Fund”), upon the recommendation of the Audit Committee of the Board of Trustees, accepted the resignation of Cohen Fund Audit Services, Inc. (“Cohen”) and approved a change of the Fund’s independent auditors to Ernst & Young LLP for the Fund. For the fiscal years ended December 31, 2011 and December 31, 2012, Cohen served as the Fund’s independent auditor with respect to the Fund. During the Fund’s fiscal years ended December 31, 2011 and December 31, 2012, Cohen’s audit reports concerning the Fund contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal year ended December 31, 2011 and December 31, 2012 there were no disagreements between the Fund and Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Cohen would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

of the Crawford Dividend Growth Fund of Unified Series Trust:

We have audited the accompanying statement of assets and liabilities of the Crawford Dividend Growth Fund (the “Fund”), a series of Unified Series Trust, including the schedule of investments, as of December 31, 2012, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights presented herein for the years ended December 31, 2011 and prior were audited by another registered public accounting firm whose report dated February 29, 2012 expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Crawford Dividend Growth Fund at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 28, 2013

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 65) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 66) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 62) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 60) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 63) Independent Trustee, May 2008 to present	Senior Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 22 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 57)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 51) Interim President, March 2012 to present Senior Vice President, May 2007 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.
Robert W. Silva (Age – 46) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.
Lynn E. Wood (Age – 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 37) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.
*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 22 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 431-1716 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

Crawford Dividend Growth Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, Crawford Investment Counsel, Inc. (“Crawford”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Crawford (“Independent Trustees”), with the assistance of the Board’s Advisory Contract Renewal Committee consisting of all of the Trustees (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on October 17, 2012 via teleconference to consider the renewal of the management agreement between the Trust and Crawford on behalf of the Fund. All Trustees were present. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (i) copies of the Fund’s current management agreement and expense limitation agreement; (ii) a letter sent by the Administrator on behalf of the Board to Crawford requesting information that the Trustees likely would consider in determining whether to renew the Fund’s management agreement as required under Section 15(c) of the Investment Company Act of 1940, as amended, and Crawford’s responses, including, among other information, a description of Crawford’s services to the Fund, any changes in advisory personnel, an analysis of Crawford’s profitability from managing the Fund, a soft dollar report, and ideas for future growth for the Fund; (iii) a report by the Trust’s Chief Compliance Officer on Crawford’s compliance policies and procedures; (iv) Crawford’s balance sheet as of December 31, 2011 and income statement for the quarter and twelve-months ended December 31, 2011; (v) the Fund’s Schedule of Investments as of June 30, 2012; (vi) a commentary prepared by the Fund’s portfolio manager analyzing the Fund’s recent performance; and (vii) reports prepared by the Administrator comparing the Fund’s performance, advisory fee and expense ratio to those of its peer group and benchmark, as applicable. After discussing the materials, the Committee contacted Crawford’s President, who also serves as a Portfolio Manager of the Fund, and conducted an interview led by the Chairman of the Audit Committee of the Board.

At the Trustees’ in-person meeting held on November 11 and 12, 2012, the Trustees, including the Independent Trustees, unanimously approved the continuation of the Trust’s management agreement with Crawford on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent and Quality of Services – The Trustees considered Crawford’s representation that it manages approximately $3.8 billion. The Trustees reviewed Crawford’s responses regarding the resources provided to the Fund, and considered the adequacy of these resources in light of the desired growth in the levels of Fund assets and whether the resources are sufficient. The Trustees determined that Crawford’s resources appear adequate, and specifically noted that Crawford provides the Fund with the services of two portfolio managers, three research analysts, a trader and administrative staff, and had recently assigned an additional employee to work with the Fund, who assists in operations and compliance. The Trustees also noted that Crawford was not proposing any changes to the level of services provided to the Fund.

(ii)

Fund Performance – The Trustees considered the Fund’s performance and reviewed other materials provided by Crawford and the Administrator. The Trustees noted that, while the Fund’s Class I shares had underperformed the return of its benchmarks for the one- and three-year periods ended August 31, 2012, the

Class I performance was generally consistent with the performance of the Fund’s peer group for those periods. They also noted that the Class I shares had outperformed the Fund’s peer group average and median, and the return of one of its two benchmarks, the Russell 1000 Value Index, over the longer five-year period. The Trustees considered Crawford’s explanation that much of the Fund’s underperformance in comparison to its benchmarks over the past year is due to its underexposure to utilities and stock selection in the healthcare, materials, and information technology sectors.

(iii)	Fee Rates and Profitability – The Trustees considered that the Fund’s net advisory fee is lower than the average net advisory fee of its peer group. The Trustees also considered Crawford’s representation that separately managed accounts that are managed in a style similar to that of the Fund may pay higher management fees than the Fund. They also noted that Crawford had agreed to cap the Fund’s expenses through at least April 30, 2013.

The Trustees reviewed Crawford’s balance sheet as of December 31, 2011 and income statement for the quarter and twelve-months ended December 31, 2011. The Trustees considered Crawford’s report that it was realizing a profit as a result of managing the Fund, with and without taking into account marketing expenses, and determined that the profit margin was not excessive. The Trustees noted Crawford’s report that it had entered into soft dollar arrangements on behalf of the Fund. The Trustees considered Crawford’s representation that average commission rates paid by the Fund and its other advisory clients were the same. Finally, the Trustees noted that the Fund’s Class C shares pay Crawford a 12b-1 fee of 1.00%, and considered that Crawford’s profitability analysis indicates that 12b-1 fee expenses are at least equal to the 12b-1 fee income received by Crawford.

(iv)	Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by Crawford as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that, under the expense cap agreement between Crawford and the Trust, Crawford has just recently begun to recapture some of the fees it has waived/reimbursed in the past. The Trustees noted Crawford’s explanation that it had voluntarily lowered its management fee, and plans to continue to work to lower the Fund’s overall expense ratio for the benefit of shareholders, which would include the consideration of adding fee breakpoints if Fund assets increase significantly.

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, the Trustees, including all of the Independent Trustees, unanimously determined that the advisory fee paid by the Fund is reasonable, based on the nature and quality of advisory services provided by Crawford to the Fund, and unanimously voted to approve the continuation of the management agreement between the Trust and Crawford on behalf of the Fund.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (800) 431-1716 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly, Interested

Kenneth G.Y. Grant

OFFICERS

John C. Swhear, Interim President

Robert W. Silva, Chief Financial Officer and

Treasurer

Lynn E. Wood, Chief Compliance Officer

Tara Pierson, Secretary

INVESTMENT ADVISOR

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW

Suite 1650

Atlanta, GA 30339

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

312 Walnut Street

Suite 1900

Cincinnati, OH 45202

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 S. High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Crawford Dividend Opportunity Fund

Annual Report

December 31, 2012

Fund Advisor:

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW,

Suite 1650

Atlanta, Georgia 30339

For a prospectus and more information, including charges and expenses call 1-800-431-1716. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, Inc., Member FINRA, 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

MANAGEMENT DISCUSSION & ANALYSIS

2012 was the first year of existence for the Crawford Dividend Opportunity Fund (the “Fund”). The Fund commenced management on September 26, 2012 and through December 31, 2012, the Fund returned 1.91% net of fees versus 2.77% for the Russell 2000® Value Index, the Fund’s benchmark. While the Fund has only been in existence for a few months it is the expectation of the Fund’s managers that it will tend to be more focused on higher quality stocks than the benchmark. As such, the Fund is expected to outperform when high quality stocks are in favor. The Fund will consistently maintain its focus on quality, dividend paying stocks as the Fund’s managers believe this is a superior way to invest for the long-term.

While the Fund was focused on owning high quality stocks during the period it was active in 2012, the stock market was generally rewarding stocks of low quality companies. When looking at the returns of the Russell 2000® Value Index segregated by S&P quality rating for the Fund’s period of operation in 2012, low quality or unrated stocks clearly outperformed high quality stocks. Stocks grouped in the categories of B- or below outperformed the benchmark and the groupings of B or higher underperformed. The Fund had over 85% of its holdings during that period in the B or higher quality groupings, while the benchmark had only 37.6% in those higher quality groupings.

The Fund’s selection within the quality ratings was positive or essentially flat in all quality rating groupings. This further illustrates that the allocation effect was what led to the Fund’s underperformance for the period. This is a trade off the Fund’s managers are willing to take as we will continue to be invested in the higher quality groupings and know that means the Fund will experience periods of underperformance when high quality is out of favor as with this period in 2012.

Looking at the Fund’s returns broken down by economic sector shows that selection in two sectors, Energy and Information Technology, explain the Fund’s underperformance versus the benchmark. The Fund’s two worst performing stocks for the period, Berry Petroleum and Energen Corp, both come from the Energy sector, and this weighed on the returns generated by the Fund within that sector. Within Information Technology, several stocks underperformed to create slightly negative returns in that sector for the Fund. One positive aspect to highlight was the Fund’s lack of exposure to the Telecom sector, which was the worst performing sector for the Russell 2000® Value Index during the period of the Fund’s existence in 2012.

With the launching of the Fund behind us, the Fund is now focused on what is to come in 2013. There are a lot of positive factors pointing to a solid year in 2013, but there are a lot of opinions that things may not be as good as they seem. The managers of the Crawford Dividend Opportunity Fund are focused on the facts as they currently exist, and the facts point to the US economy being on a path of gradual improvement. No doubt, there are still considerable challenges facing the economy, but our belief is the economy can work through these issues and continue to advance for a number of years. With this outlook and the expectation that inflation will continue to be contained, the Fund continues to hold high quality, dividend paying stocks with growth potential. These could be areas of focus for the market throughout the year as investors look to shift assets out of more volatile issues that have recently performed well in the low quality stock market rally or out of bonds whose yields may not be as attractive to what can be earned by owning high quality stocks.

Thank you for your investment in the Crawford Dividend Opportunity Fund.

The views expressed are those of the investment adviser as of December 31, 2012 and are not intended as a forecast or as investment recommendations.

1

INVESTMENT RESULTS – (Unaudited)

Total Returns*

(for the period ended December 31, 2012)

Since Inception (September 26, 2012)
Crawford Dividend Opportunity Fund	1.91%
Russell 2000® Value Index**	2.77%

Total annual operating expenses, as estimated for the Fund’s first fiscal period ending December 31, 2012, as disclosed in the Fund’s prospectus dated September 13, 2012, were 1.61% of average daily net assets (1.00% after fee waiver/expense reimbursements by the Advisor). The Advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividend expenses on securities sold short; taxes; 12b-1 fees; indirect expenses, such as expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses) do not exceed 1.00% of the Fund’s average daily net assets through April 30, 2014. This expense cap may not be terminated prior to this date except by the Board of Trustees.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The Russell 2000® Value Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Russell 2000® Value Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

2

Comparison of a $10,000 Investment in the Crawford Dividend Opportunity Fund and

the Russell 2000® Value Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on September 26, 2012 (commencement of Fund operations) and held through December 31, 2012. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Russell 2000® Value Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

3

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets
[2]	Common Stock.

The investment objective of the Crawford Dividend Opportunity Fund (the “Fund”) is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Value Index. Total return is comprised of both capital appreciation and income.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from September 26, 2012 (commencement of fund operations) to December 31, 2012.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

4

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs. The second line of each table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Crawford Dividend Opportunity Fund	Beginning Account Value	Ending Account Value December 31, 2012	Expenses Paid During the Period Ended December 31, 2012
Actual *	$1,000.00	$1,019.10	$2.67
Hypothetical **	$1,000.00	$1,020.11	$5.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 97/366 (to reflect the period since commencement of Fund operations on September 26, 2012).

**	Assumes a 5% return before expenses. The hypothetical example is calculated based on a six month period from July 1, 2012 to December 31, 2012. Accordingly, expenses are equal to the Fund’s annualized expense ratio of 1.00% multiplied by the average account value over the six month period, multiplied by 184/366 (to reflect the partial year period).

5

CRAWFORD DIVIDEND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

COMMON STOCKS – 92.80%	Shares	Fair Value

Consumer Discretionary – 10.08%
Columbia Sportswear Co.	2,460	$ 131,266
Cracker Barrel Old Country Store, Inc.	2,080	133,661
Gentex Corp.	7,130	134,187
Hillenbrand, Inc.	6,130	138,599
M.D.C. Holdings, Inc.,	3,860	141,894
Monro Muffler Brake, Inc.	2,530	88,474
Tupperware Brands Corp.	1,770	113,457

		881,538

Consumer Staples – 2.59%
Calavo Growers, Inc.	4,960	125,042
Nu Skin Enterprises, Inc. – Class A	2,730	101,147

		226,189

Energy – 4.64%
Berry Petroleum Co. – Class A	4,030	135,206
Energen Corp.	2,955	133,241
World Fuel Services Corp.	3,340	137,508

		405,955

Financials – 21.18%
Arthur J. Gallagher & Co.	3,370	116,770
BancFirst Corp.	3,190	135,128
Brown & Brown, Inc.	4,650	118,389
Bryn Mawr Bank Corp.	6,040	134,511
Cash America International, Inc.	2,000	79,340
Cullen/Frost Bankers, Inc.	2,270	123,193
Endurance Specialty Holdings Ltd.	3,080	122,245
Greenhill & Co., Inc.	2,590	134,654
Lazard Ltd. – Class A	4,430	132,191
Mercury General Corp.	2,860	113,513
Platinum Underwriters Holdings Ltd.	2,650	121,900
Provident New York Bancorp	14,420	134,250
SCBT Financial Corp.	3,420	137,416
Tompkins Financial Corp.	3,180	126,055
Trustmark Corp.	5,470	122,856

		1,852,411

Healthcare – 7.17%
Meridian Bioscience, Inc.	6,030	122,107
Mindray Medical International Ltd. (a)	3,540	115,758
National Research Corp.	2,450	132,790
PerkinElmer, Inc.	3,970	126,008
Young Innovations, Inc.	3,300	130,053

		626,716

See accompanying notes which are an integral part of these financial statements.

6

CRAWFORD DIVIDEND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2012

COMMON STOCKS – 92.80% – continued	Shares	Fair Value

Industrials – 14.74%
A. O. Smith Corp.	2,000	$126,140
Dun & Bradstreet Corp. / The	1,510	118,761
Harsco Corp.	6,000	141,000
HNI Corp.	4,600	138,276
IDEX Corp.	2,720	126,562
Landstar System, Inc.	2,500	131,150
Regal -Beloit Corp.	1,770	124,732
Textainer Group Holdings Ltd.	4,040	127,098
Valmont Industries, Inc.	940	128,357
Watsco, Inc.	1,700	127,330

		1,289,406

Information Technology – 10.16%
Broadridge Financial Solutions, Inc.	5,170	118,290
Communications Systems, Inc.	11,890	123,656
Global Payments, Inc.	2,760	125,028
Intersil Corp. – Class A	16,260	134,795
MTS Systems Corp.	2,510	127,834
Mesa Laboratories, Inc.	2,590	129,785
National Instruments Corp.	5,010	129,308

		888,696

Materials – 10.09%
A. Schulman, Inc.	4,630	133,946
Compass Minerals International, Inc.	1,610	120,283
Greif, Inc. – Class A	2,970	132,165
H.B. Fuller Co.	3,700	128,834
NewMarket Corp.	450	117,990
Olin Corp.	5,760	124,358
RPM International Inc.	4,250	124,780

		882,356

Real Estate Investment Trusts – 7.39%
American Campus Communities, Inc.	2,750	126,857
LTC Properties, Inc.	3,740	131,611
Mid-America Apartment Communities, Inc.	1,950	126,263
National Retail Properties, Inc.	4,320	134,784
Tanger Factory Outlet Centers, Inc.	3,710	126,882

		646,397

See accompanying notes which are an integral part of these financial statements.

7

CRAWFORD DIVIDEND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2012

COMMON STOCKS – 92.80% – continued	Shares	Fair Value

Utilities – 4.76%
AGL Resources, Inc.	2,610	$104,322
Avista Corp.	4,340	104,637
Questar Corp.	5,280	104,333
South Jersey Industries, Inc.	2,050	103,177

		416,469

TOTAL COMMON STOCKS (Cost $7,903,514)		8,116,133

Money Market Securities – 7.47%
Federated Prime Obligations Fund, 0.11% (b)	653,522	653,522

TOTAL MONEY MARKET SECURITIES (Cost $653,522)		653,522

TOTAL INVESTMENTS (Cost $8,557,036) – %		$8,769,655

Liabilities in excess of other assets – (0.27%)		(24,012)

TOTAL NET ASSETS – 100.00%		$8,745,643

(a)	American Depositary Receipt.
(b)	Rate disclosed is the seven day yield as of December 31, 2012.

See accompanying notes which are an integral part of these financial statements.

8

CRAWFORD DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

Assets
Investments in securities, at fair value (cost $8,557,036)	$8,769,655
Dividends receivable	1,582
Interest receivable	86
Prepaid expenses	3,229
Deferred offering expense	8,072

Total assets	8,782,624

Liabilities
Payable to Advisor (a)	2,475
Payable to transfer agent (a)	1,709
Payable to custodian (a)	3,950
Payable to trustees and officers	598
Accrued expenses	28,249

Total liabilities	36,981

Net Assets	$8,745,643

Net Assets consist of:
Paid in capital	$8,530,516
Accumulated undistributed net investment income	6,739
Accumulated net realized gain from investment transactions	(4,231)
Net unrealized appreciation on investments	212,619

Net Assets	$8,745,643

Shares outstanding (unlimited number of shares authorized)	344,385

Net asset value, offering and redemption price per share	$25.39

(a)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

9

CRAWFORD DIVIDEND OPPORTUNITY FUND

STATEMENT OF OPERATIONS

For the period ended December 31, 2012 (a)

Investment Income
Dividend income	$43,243
Interest income	214

Total Income	43,457

Expenses
Investment advisor fees (b)	10,526
Auditing expenses	22,500
Administration expenses (b)	7,917
Transfer agent expenses (b)	7,497
Fund accounting expenses (b)	5,278
Custodian expenses (b)	4,873
Legal expenses	4,000
Offering expense	2,759
Trustee expenses	2,583
Report printing expenses	2,500
CCO expenses	1,550
Registration expenses	958
Pricing expenses	800
Organizational expense	456
Insurance expenses	29

Total Expenses	74,226
Fees waived and expenses reimbursed by Advisor (b)	(46,325)
Fees voluntarily reduced by the administrator (b)	(17,153)

Net operating expenses	10,748

Net Investment Income	32,709

Realized & Unrealized Gain
Net realized loss on investment securities	(4,263)
Change in unrealized appreciation on investment securities	212,619

Net realized and unrealized gain on investment securities	208,356

Net increase in net assets resulting from operations	$241,065

(a)	For the period September 26, 2012 (commencement of operations) to December 31, 2012.

(b)	See Note 4 in the Notes to the Financial Statements.

10

CRAWFORD DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the period ended December 31, 2012 (a)
Increase (Decrease) in Net Assets Due To: Operations
Net investment income	$32,709
Net realized loss on investment securities	(4,263)
Change in unrealized appreciation on investment securities	212,619

Net increase in net assets resulting from operations	241,065

Distributions to shareholders
From net investment income	(29,490)

Change in net assets from distributions	(29,490)

Capital Share Transactions
Proceeds from shares sold	8,511,705
Reinvestment of distributions	23,473
Amount paid for shares redeemed	(1,110)

Net increase in net assets resulting from capital share transactions	8,534,068

Total increase in Net Assets	8,745,643

Net Assets
Beginning of period	–

End of period	$8,745,643

Accumulated undistributed net investment income included in net assets at end of period	$6,739

Capital Share Transactions
Shares sold	343,501
Shares issued in reinvestment of distributions	928
Shares redeemed	(44)

Net increase from capital share transactions	344,385

(a)	For the period September 26, 2012 (commencement of operations) to December 31, 2012.

See accompanying notes which are an integral part of these financial statements.

11

CRAWFORD DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	For the period ended December 31, 2012 (a)
Selected Per Share Data
Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment income (b)	0.20
Net realized and unrealized gain	0.28

Total from investment operations	0.48

Less Distributions to shareholders:
From net investment income	(0.09)

Total distributions	(0.09)

Net asset value, end of period	$25.39

Total Return (c)	1.91	%(d)
Ratios and Supplemental Data
Net assets, end of period (000)	$8,746
Ratio of expenses to average net assets	1.00	%(e)
Ratio of expenses to average net assets before waiver or recoupment	6.90	%(e)
Ratio of net investment income to average net assets	3.04	%(e)
Ratio of net investment income (loss) to average net assets before waiver & recoupment	-2.86	%(e)
Portfolio turnover rate	5.65	%(d)

(a)	For the period September 26, 2012 (commencement of operations) to December 31, 2012.
(b)	Per share amounts calculated using average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

12

CRAWFORD DIVIDEND OPPORTUNITY FUND

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2012

NOTE 1. ORGANIZATION

Crawford Dividend Opportunity Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 21, 2012. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board of Trustees of the Trust (the “Board”). The investment advisor to the Fund is Crawford Investment Counsel, Inc. (the “Advisor”). The investment objective of the Fund is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Value Index. Total return is comprised of both capital appreciation and income.

The Fund commenced operations on September 26, 2012. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

13

CRAWFORD DIVIDEND OPPORTUNITY FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net investment income, net realized long-term capital gains and net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the period ended December 31, 2012, the Fund made the following reclassifications to increase (decrease) the components of the net assets:

Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain
$(3,552)	$3,520	$32

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

14

CRAWFORD DIVIDEND OPPORTUNITY FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including common stocks and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a

15

CRAWFORD DIVIDEND OPPORTUNITY FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$8,116,133	$—	$—	$8,116,133
Money Market Securities	653,522	—	—	653,522
Total	$8,769,655	$—	$—	$8,769,655

* Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period. During the period ended December 31, 2012, there were no transfers between levels. The amount of transfers in/out is reflected at the securities’ fair value at the reporting period end.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to the approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor has contractually agreed to waive its fee and, to the extent necessary, reimburse Fund expenses to maintain the Fund’s total annual operating expenses, excluding any brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), any 12b-1 fees, taxes, any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest), and extraordinary litigation expenses at 1.00% of its average daily net assets of the Fund through April 30, 2014. For the period from September 26, 2012 (commencement of operations) to December 31, 2012, the Advisor earned fees of $10,526, before waiver of fees. At December 31, 2012, the Fund owed $2,475 to the Advisor.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at December 31, 2012 are as follows:

Amount	Recoverable through December 31,
$ 46,325	2015

16

CRAWFORD DIVIDEND OPPORTUNITY FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period from September 26, 2012 (commencement of operations) to December 31, 2012, HASI earned fees of $7,917 for administrative services provided to the Fund.

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the period from September 26, 2012 (commencement of operations) to December 31, 2012, the Custodian earned fees of $4,873 for custody services provided to the Fund. At December 31, 2012, the Fund owed the Custodian $3,950 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the period from September 26, 2012 (commencement of operations) to December 31, 2012, HASI earned fees in the amount of $7,497 for transfer agent services and $5,278 for fund accounting services, respectively.

The Distributor acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the period from September 26, 2012 (commencement of operations) to December 31, 2012. A Trustee is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

HASI has contractually agreed to reduce its administrative, transfer agent, and fund accounting fees for the first twelve months of the Fund’s operation. For the period from September 26, 2012 (commencement of operations) to December 31, 2012, this resulted in HASI waiving their fees in the amount of $17,153 for the Fund.

NOTE 5. INVESTMENT TRANSACTIONS

For the period ended December 31, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Amount
U.S. Government Obligations	$–
Other	8,069,270
Sales
U.S. Government Obligations	$–
Other	161,493

At December 31, 2012, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$293,833
Gross (Depreciation)	(81,024)

Net Appreciation on Investments	$212,809

At December 31, 2012, the aggregate cost of securities for federal income tax purposes was $8,556,846.

17

CRAWFORD DIVIDEND OPPORTUNITY FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. At December 31, 2012, Charles Schwab & Co. (“Charles Schwab”), for the benefit of its customers, owned 50.92% of the Fund. The Trust does not know whether Charles Schwab or any underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 24, 2012, the Fund paid an income distribution of $0.0866 per share to shareholders of record on December 21, 2012.

The tax character of distributions paid during the period ended December 31, 2012 was as follows:

2012
Distributions paid from:
Ordinary income	$29,490

At December 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated undistributed ordinary income	$6,523
Accumulated undistributed long-term capital gains	7
Accumulated capital and other losses	(4,212)
Unrealized appreciation	212,809

$215,127

The difference between book basis and tax basis unrealized appreciation as of December 31, 2012, was attributable primarily to the tax deferral of losses on wash sales in the amount of $74 and differences in the character of income from underlying securities.

18

Cohen Fund Audit Services, Ltd.	216.649.1700
1350 Euclid Ave., Suite 800	216.579.0111 fax
Cleveland, OH 44115-1877
www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Crawford Dividend Opportunity Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Crawford Dividend Opportunity Fund, (the “Fund”), as of December 31, 2012, and the related statements of operations and changes in net assets, and the financial highlights for the period September 26, 2012 (commencement of operations) through December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Crawford Dividend Opportunity Fund as of December 31, 2012, and the results of its operations and changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

February 26, 2013

Registered with the Public Company Accounting Oversight Board

19

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 65) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 66) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 62) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 60) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 63) Independent Trustee, May 2008 to present	Senior Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 22 series.

20

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 57)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 51) Interim President, March 2012 to present Senior Vice President, May 2007 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.
Robert W. Silva (Age – 46) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.
Lynn E. Wood (Age – 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 37) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.
*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 22 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

21

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 431-1716 to request a copy of the SAI or to make shareholder inquiries.

22

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

Factors Considered by the Trustees in Approving the Crawford Management Agreement

Crawford Dividend Opportunity Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determined whether to approve the Fund’s management agreement with its investment adviser, Crawford Investment Counsel, Inc. (“Crawford”), before the Fund commenced operations.

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Crawford (“Independent Trustees”), with the assistance of the Trust’s counsel and counsel to the Independent Trustees, requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with reviewing the Fund’s management agreement.

At its full in-person Board meeting on August 12 and 13, 2012, the Trustees met to consider the approval of the Fund’s management agreement. In advance of this meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the meeting included the following information: Crawford’s most recently filed Form ADV; Crawford’s balance sheet as of December 31, 2011; Crawford’s income statement for the quarter and year ended December 31, 2011; Crawford’s profitability analysis for the year ended December 31, 2011; a description of Crawford personnel who would be providing services to the Fund, including the percentage of each such person’s time Crawford expected to be devoted to the Fund; the performance from January 2012 through the end of June 2012 of a private account managed by Crawford using a similar investment strategy as it proposed to use for the Fund; and copies of the proposed management agreement and expense cap agreement between Crawford and the Trust on behalf of the Fund.

At its meeting, the Trustees also interviewed representatives of Crawford regarding the Fund’s investment strategies; performance history of a similar private account managed by Crawford; Crawford’s financial stability and its agreement to pay the expenses of organizing the Fund and, on an ongoing basis, to cap the Fund’s expenses; Crawford’s investment personnel; and other factors that the Trustees deemed relevant.

Following their review, the Trustees, including the Independent Trustees, unanimously approved the Trust’s management agreement with Crawford on behalf of the Fund. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent and Quality of Services – The Trustees noted that Crawford manages over $3.0 billion, including Crawford Dividend Growth Fund, a series of the Trust. The Trustees reviewed Crawford’s responses as to the resources proposed to be provided to the Fund, and considered the adequacy of these resources in light of the desire to increase the level of the Fund’s assets, and whether these resources are sufficient. The Trustees determined that Crawford’s resources appear adequate, and specifically noted Crawford’s representation that it would provide the Fund with two experienced portfolio managers, four research analysts, a trader and administrative staff, as well as the advice of Crawford’s compliance officer. The Trustees noted that the Trust’s Chief Compliance Officer had summarized Crawford’s compliance program and had advised the Board that he believes that Crawford’s compliance program is reasonably designed to prevent violations of federal securities laws by the Fund.

(ii)

Fund and Advisor Performance – Because the Fund had not yet been launched when the Trustees considered the approval of the Fund’s management agreement, the Trustees considered the short-term performance,

23

from the beginning of January 2012 through the end of June 2012, of Crawford in managing a small cap value portfolio using similar investment strategies to those that Crawford plans to use to manage the Fund. The Trustees noted that while the portfolio had slightly underperformed the Fund’s proposed benchmark, the Russell 2000 Value Index, this short six-month performance was not enough time to judge Crawford’s strategy.

(iii)	Fee Rates and Profitability – The Trustees noted that Crawford was proposing that the Fund have a 1.00% management fee, a 1.00% expense cap (with the standard expense cap exclusions), and no 12b-1 fee. The Trustees noted that although the proposed advisory fee was higher than the fee charged by Crawford to Crawford Dividend Growth Fund, Crawford had explained that the due diligence and research required to locate suitable small-cap companies, which may not be followed by research analysts to the same extent as larger companies, would require additional time and resources. The Trustees also noted that the Fund’s management fee would exceed the average management fee of the Fund’s Morningstar peers, but considered that because of Crawford’s obligation to cap Fund expenses, the Fund’s total net expense ratio would be below the average net expense ratio of its Morningstar peers. The Trustees also considered that Crawford would be paying the Fund’s organizational expenses.

The Trustees reviewed Crawford’s balance sheet as of December 31, 2011, and income statement for the year and quarter ending December 31, 2011, and determined that Crawford appears to be well-capitalized and to be able to meet its obligations to the Fund.

(iv)	Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will likely be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that while there are no breakpoints in the Fund’s fee schedule, it would be unlikely that the Fund would grow in the near-term to a size where Crawford would begin to realize any significant economies of scale.

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, the Trustees, including all of the Independent Trustees, unanimously determined that the projected advisory fee to be paid by the Fund is reasonable, based on the nature and quality of advisory services to be provided by Crawford to the Fund, and unanimously voted to approve the management agreement between the Trust and Crawford on behalf of the Fund.

24

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (800) 431-1716 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly, Interested

Kenneth G.Y. Grant

OFFICERS

John C. Swhear, Interim President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

Tara Pierson, Secretary

INVESTMENT ADVISOR

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW

Suite 1650

Atlanta, GA 30339

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Ave. Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 S. High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND

FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

25

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

26

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Crawford Funds:	FY 2012	$31,500
	FY 2011	$12,500

(b)	Audit-Related Fees

Registrant
Crawford Funds:	FY 2012	$0
	FY 2011	$0

(c)	Tax Fees

Registrant
Crawford Funds:	FY 2012	$6,000
	FY 2011	$2,500

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant
Crawford Funds:	FY 2012	$1,000
	FY 2011	$1,150

Nature of the fees: Fund Accounting system conversion testing and additional issuances of consent

(e)	(1)	Audit Committee’s Pre-Approval Policies

		The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

	(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2012	$0	$0
FY 2011	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of March 1, 2013 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, Interim President

Date 3/1/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, Interim President

Date 3/1/13

By	/s/ Robert W. Silva
Robert W. Silva, Treasurer

Date 3/1/13